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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         A.C. Moore Arts & Crafts, Inc.
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             (Exact name of registrant as specified in its charter)

             Pennsylvania                                        22-3527763
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(State of incorporation or organization)                      (I.R.S. Employer
                                                             Identification No.)

500 University Court, Blackwood, NJ                               08012
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(Address of principal executive offices)                        (Zip Code)


Securities to be registered to Section 12(b) of the Act:


Title of each class to be so registered          Name of each exchange on which
                                                 each class is to be registered

                 None                                      Not Applicable
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         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d),check the following box. [x]

Securities Act registration statement file number to which this form relates:
333-32859 (if applicable)
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Securities to be registered pursuant to Section 12(g) of the Act:


                           Common Stock, no par value
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                                (Title of class)


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Item 1.  Description of Registrant's Securities to be Registered.

           The description of the Registrant's Common Stock, no par value, set forth under the heading "Description of Capital Stock" in Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333- 32859) dated September 16, 1997 (the "Registration Statement"), as such description may be amended by any Amendment to such Registration Statement subsequently filed or by the form of prospectus subsequently filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended is incorporated herein by reference. For a description of the provisions of the Registrant's Articles of Incorporation and the Registrant's Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Description of Capital Stock" in the Registration Statement.

Item 2.  Exhibits.


          1.   Articles of Incorporation (Incorporated by Reference from Exhibit
               3.1 of the Company's Registration Statement on Form S-1, File No. 333-32859).

          2. Bylaws (Incorporated by Reference from Exhibit 3.2 of the Company's Registration Statement on Form S-1, File No. 333-32859).

          3. Specimen of Common Stock Certificate (Incorporated by Reference from Exhibit 4.1 of the Company's Registration on Form S-1, File No. 333-32859).




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       A.C. Moore Arts & Crafts, Inc.



Date: October 1, 1997                  By:  /s/ John E. Parker
                                            -----------------------------
                                                John E. Parker, President
                                                and Chief Executive Officer

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